UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2008

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	1-5128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa		50309-3023
(Address of principal executive offices)		(Zip Code)

(515) 284-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 5, 2008, Meredith Corporation announced it acquired Big Communications, a leading healthcare marketing communications firm. Additionally, the company provided a business update, and announced it will take an approximate $16 million after-tax special charge in the fourth quarter of fiscal 2008 related primarily to a repositioning of its book operations and selected reductions in force. The Company's news release concerning same is attached as an exhibit.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

	99	News release issued by Meredith Corporation dated June 5, 2008, concerning the acquisition of Big Communications and a business update, including fourth-quarter fiscal 2008 charge.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION Registrant

/s/ Stephen M. Lacy

Stephen M. Lacy, President and Chief Executive Officer

Date:	June 6, 2008

Index to Exhibits
Exhibit Number	Item

99	News release issued by Meredith Corporation dated June 5, 2008, concerning the acquisition of Big Communications and a business update, including fourth-quarter fiscal 2008 charge.